EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned, David Ward, Chief Executive Officer and Chief Financial Officer, of Blue Moon Investments, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. the quarterly report on Form 10-QSB of Blue Moon Investments for the period ended December 31, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Blue Moon Investments.




Dated February 10, 2006                              /s/ David Ward
                                                     ---------------------------
                                                     David Ward,
                                                     Chief Executive Officer and
                                                     Chief Financial Officer